Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
01958xbc0
492914ap1
55375uaa2
Issuer
ALLIED WASTE NORTH AMERICA
KEY ENERGY SERVICES INC
MSW ENERGY HLDGS/FIN II
Underwriters
Citigroup, JP Morgan, UBS, CSFB, DBSI,
BancOne, BNP, Fleet, Scotia
Bear Stearns, Lehman, CIBC, Comerica, PNC,
RBC, First Albany
CSFB, Goldman Sachs, Lehman
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AW 5.75%, 2/15/2011
KEG 6.375%, 5/1/2013
MSWENE 7.375%, 9/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/21/2004
5/9/2003
11/7/2003
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                                -
 $                                                 225,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 150,000,000
 $                                                                -
Total
 $                                                 400,000,000
 $                                                 150,000,000
 $                                                 225,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.63%
1.30%
2.75%
Rating
Ba3/BB-
Ba2/BB
Ba2/BB-
Current yield
5.75%
6.38%
7.38%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
270,000
 $                   270,000
0.07%
-3.25%
-1.02%
3/31/2004
Scudder Income Fund
Boston
70,000
 $                     70,000
0.02%
-3.25%
1.42%
3/31/2004
SVS I Bond Portfolio
Boston
15,000
 $                     15,000
0.00%
-3.25%
1.40%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,395,000
 $                 3,395,000
0.85%
-3.25%
-0.76%
3/31/2004
Scudder High Income Trust
Chicago
325,000
 $                   325,000
0.08%
-3.25%
-1.45%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
160,000
 $                   160,000
0.04%
-3.25%
0.18%
3/31/2004
Scudder Strategic Income Fund
Chicago
220,000
 $                   220,000
0.06%
-3.25%
0.14%
3/31/2004
Scudder Strategic Income Trust
Chicago
40,000
 $                     40,000
0.01%
-3.25%
0.09%
3/31/2004
Scudder Total Return Fund
Chicago
60,000
 $                     60,000
0.02%
-3.25%
-0.22%
3/31/2004
SVS II Fixed Income Portfolio
Chicago
15,000
 $                     15,000
0.00%
-3.25%
1.46%
3/31/2004
SVS II High Income Portfolio
Chicago
585,000
 $                   585,000
0.15%
-3.25%
-0.92%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.01%
-3.25%
-0.13%
3/31/2004
SVS II Total Return Portfolio
Chicago
60,000
 $                     60,000
0.02%
-3.25%
-0.23%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
60,000
 $                     60,000
0.02%
-3.25%
1.15%
3/31/2004
New York Funds







Scudder Flag Investors Value Builder
New York
3,350,000
 $                 3,350,000
0.84%
-3.25%
1.21%
3/31/2004
Scudder High Income Plus Fund
New York
520,000
 $                   520,000
0.13%
-3.25%
-0.39%
3/31/2004
Total

9,180,000
 $                 9,180,000
2.30%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
009037aa0
65653rac7
085790ak9
Issuer
AINSWORTH LUMBER
NORSKE SKOG CANADA
BERRY PLASTICS
Underwriters
Goldman Sachs, DBSI
BMO Nesbitt, CIBC, HSBC, RBC, Scotia, TD
Securities
Goldman Sachs, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
ANSCN 6.75%, 3/15/2014
NORSKE 8.625%, 6/15/2011
BERRY 10.75%, 7/15/2012
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/27/2004
5/8/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                                 210,000,000
 $                                                 150,000,000
 $                                                   85,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 210,000,000
 $                                                 150,000,000
 $                                                   85,000,000
Public offering price
 $                                                         100.00
 $                                                         102.95
 $                                                         112.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.71%
2.25%
Rating
(P) B1/B+
Ba3/BB
B3/B-
Current yield
6.75%
8.38%
9.60%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
180,000
 $                   180,000
0.09%
1.06%
0.00%
2/27/2004
Scudder Income Fund
Boston
45,000
 $                     45,000
0.02%
1.08%
0.00%
2/27/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
1.25%
0.00%
2/27/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,225,000
 $                 2,225,000
1.06%
1.06%
0.00%
2/27/2004
Scudder High Income Trust
Chicago
220,000
 $                   220,000
0.10%
1.06%
0.00%
2/27/2004
Scudder Multi-Market Income Trust
Chicago
110,000
 $                   110,000
0.05%
1.06%
0.00%
2/27/2004
Scudder Strategic Income Fund
Chicago
150,000
 $                   150,000
0.07%
1.06%
0.00%
2/27/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,000
0.01%
1.06%
0.00%
2/27/2004
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.02%
1.06%
0.00%
2/27/2004
SVS II High Income Portfolio
Chicago
385,000
 $                   385,000
0.18%
1.06%
0.00%
2/27/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.01%
1.06%
0.00%
2/27/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
1.06%
0.00%
2/27/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     40,000
0.02%
1.06%
0.00%
2/27/2004
New York Funds







Scudder High Income Plus Fund
New York
365,000
 $                   365,000
0.17%
1.06%
0.00%
2/27/2004
Total

3,835,000
 $                 3,835,000
1.83%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
03071dae9
338032aq8
816196ad1
Issuer
AMERIPATH INC
FISHER SCIENTIFIC INTL
SELECT MEDICAL CORP
Underwriters
Citigroup, CSFB, DBSI, Wachovia
JP Morgan, CSFB, Lazard
JP Morgan, Merrill Lynch, CIBC, Jefferies, SG
Cowen, Siam, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PATH 10.5%, 4/1/2013
FSH 8%, 9/1/2013
SEM 7.5%, 8/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/11/2004
8/6/2003
7/29/2003
Total dollar amount of offering sold to QIBs
 $                                                   75,000,000
 $                                                 150,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                   75,000,000
 $                                                 150,000,000
 $                                                 175,000,000
Public offering price
 $                                                         106.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.38%
2.40%
Rating
Caa1/B-
B2/B+
B2/B
Current yield
9.91%
8.00%
7.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
350,000
 $                   371,000
0.47%
-3.77%
0.45%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
4,105,000
 $                 4,351,300
5.47%
-3.77%
0.60%
3/31/2004
Scudder High Income Trust
Chicago
405,000
 $                   429,300
0.54%
-3.77%
0.52%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
195,000
 $                   206,700
0.26%
-3.77%
2.16%
3/31/2004
Scudder Strategic Income Fund
Chicago
275,000
 $                   291,500
0.37%
-3.77%
0.67%
3/31/2004
Scudder Strategic Income Trust
Chicago
50,000
 $                     53,000
0.07%
-3.77%
2.06%
3/31/2004
SVS II High Income Portfolio
Chicago
705,000
 $                   747,300
0.94%
-3.77%
0.47%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
45,000
 $                     47,700
0.06%
-3.77%
0.63%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
655,000
 $                   694,300
0.87%
-3.77%
0.74%
3/31/2004
Total

6,785,000
 $                 7,192,100
9.05%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
12686cav1
829226am1
224044bf3
Issuer
CABLEVISION SYSTEMS CORP
SINCLAIR BROADCAST GROUP
COX COMMUNICATIONS INC
Underwriters
BofA, Bear Stearns, Citigroup, Morgan Stanley,
DBSI, Barclays, SG Cowen
DBSI, JP Morgan, Wachovia
Citigroup, Merrill Lynch, Wachova,
Commerzbank, CSFB, Fleet, Lehman, Morgan
Stanley, Williams Capital
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVC 8%, 4/15/2012
SBGI 8%, 3/15/2012
COX 4.625%, 6/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/30/2004
5/7/2002
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                               1,000,000,000
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 650,000,000
 $                                                 600,000,000
Total
 $                                               1,000,000,000
 $                                                 650,000,000
 $                                                 600,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           99.36
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
1.00%
0.65%
Rating
B3/B+
B2/B
Baa2/BBB
Current yield
8.00%
8.00%
4.65%
Benchmark vs Spread (basis points)
0bp
0bp
0bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
320,000
 $                   320,000
0.03%
0.00%
0.11%
3/31/2004
Scudder Income Fund
Boston
220,000
 $                   220,000
0.02%
0.00%
0.23%
3/31/2004
SVS I Bond Portfolio
Boston
45,000
 $                     45,000
0.00%
0.00%
0.28%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,930,000
 $                 3,930,000
0.39%
0.00%
0.18%
3/31/2004
Scudder High Income Trust
Chicago
385,000
 $                   385,000
0.04%
0.00%
0.17%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
190,000
 $                   190,000
0.02%
0.00%
0.22%
3/31/2004
Scudder Strategic Income Fund
Chicago
265,000
 $                   265,000
0.03%
0.00%
0.43%
3/31/2004
Scudder Strategic Income Trust
Chicago
45,000
 $                     45,000
0.00%
0.00%
0.23%
3/31/2004
Scudder Total Return Fund
Chicago
185,000
 $                   185,000
0.02%
0.00%
0.00%
3/31/2004
SVS II High Income Portfolio
Chicago
675,000
 $                   675,000
0.07%
0.00%
0.12%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
45,000
 $                     45,000
0.00%
0.00%
0.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
65,000
 $                     65,000
0.01%
0.00%
0.00%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
185,000
 $                   185,000
0.02%
0.00%
0.15%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
440,000
 $                   440,000
0.04%
0.00%
0.80%
3/31/2004
Total

6,995,000
 $                 6,995,000
0.70%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
13077qad5
912909aa6
013716at2
Issuer
CALIFORNIA STEEL INDUSTRIES
UNITED STATES STEEL CORP
ALCAN INC
Underwriters
BofA, DBSI, Goldman Sachs, CIBC
Goldman Sachs, JP Morgan, BKNY, Lehman,
PNC, Scotia, RBS
Citigroup, Morgan Stanely, RBC, ABN, CIBC,
Scotia, UBS, So Gen, TD Securities
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CALSTL 6.125%, 3/15/2014
X 9.75%, 5/15/2010
AL 5.2%, 1/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2004
5/14/2003
12/3/2003
Total dollar amount of offering sold to QIBs
 $                                                 150,000,000
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 450,000,000
 $                                                 500,000,000
Total
 $                                                 150,000,000
 $                                                 450,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           99.79
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.13%
2.00%
0.88%
Rating
Ba3/BB-
B1/BB-
Baa1/A-
Current yield
6.13%
9.75%
5.21%
Benchmark vs Spread (basis points)
240bp
409bp
72bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
225,000
 $                   225,000
0.15%
0.75%
-0.20%
3/31/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.04%
0.75%
-0.14%
3/31/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.01%
0.75%
0.00%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,785,000
 $                 2,785,000
1.86%
0.75%
-0.04%
3/24/2004
Scudder High Income Trust
Chicago
275,000
 $                   275,000
0.18%
0.75%
-0.22%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
135,000
 $                   135,000
0.09%
0.75%
0.47%
3/31/2004
Scudder Strategic Income Fund
Chicago
190,000
 $                   190,000
0.13%
0.75%
0.33%
3/31/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.02%
0.75%
0.38%
3/31/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.03%
0.75%
-0.44%
3/31/2004
SVS II High Income Portfolio
Chicago
480,000
 $                   480,000
0.32%
0.75%
-0.12%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
35,000
 $                     35,000
0.02%
0.75%
0.21%
3/31/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
0.75%
-0.46%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
50,000
 $                     50,000
0.03%
0.75%
-0.30%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
315,000
 $                   315,000
0.21%
0.75%
0.14%
3/31/2004
Total

4,660,000
 $                 4,660,000
3.11%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
162456al1
708130aa7
73942gaa0
Issuer
CHATTEM INC
PENNEY (JC) CO INC
PPC ESCROW CORP
Underwriters
BofA, Morgan Stanley, DBSI, JP Morgan
CSFB, Fleet, HSBC, JP Morgan, Wachovia
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CHTT 7%, 3/1/2014
JCP 8%, 3/1/2010
CHX 9.25%, 11/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/19/2004
2/25/2003
11/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 125,000,000
 $                                                                -
 $                                                 100,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 600,000,000
 $                                                                -
Total
 $                                                 125,000,000
 $                                                 600,000,000
 $                                                 100,000,000
Public offering price
 $                                                         100.00
 $                                                           99.34
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.13%
1.65%
2.25%
Rating
B2/B-
Ba3/BB+
B2/B+
Current yield
7.00%
8.05%
9.25%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
135,000
 $                   135,000
0.11%
1.58%
0.00%
2/19/2004
Scudder Income Fund
Boston
35,000
 $                     35,000
0.03%
1.61%
0.00%
2/19/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,695,000
 $                 1,695,000
1.36%
1.00%
0.60%
3/31/2004
Scudder High Income Trust
Chicago
165,000
 $                   165,000
0.13%
1.00%
0.61%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
80,000
 $                     80,000
0.06%
1.00%
2.14%
3/31/2004
Scudder Strategic Income Fund
Chicago
110,000
 $                   110,000
0.09%
1.57%
0.00%
2/19/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.02%
1.00%
2.07%
3/31/2004
Scudder Total Return Fund
Chicago
30,000
 $                     30,000
0.02%
1.00%
-0.33%
3/31/2004
SVS II High Income Portfolio
Chicago
290,000
 $                   290,000
0.23%
1.58%
0.00%
2/19/2004
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     20,000
0.02%
1.00%
0.80%
3/31/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                     10,000
0.01%
1.00%
-0.41%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
30,000
 $                     30,000
0.02%
1.00%
1.05%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
270,000
 $                   270,000
0.22%
1.00%
0.87%
3/31/2004
Total

2,890,000
 $                 2,890,000
2.31%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
17243raa9
45245eaf6
252126ab3
Issuer
CINEMARK INC
IMAX CORP
DEX MEDIA WEST/FINANCE
Underwriters
Goldman Sachs, Lehman, DBSI, CIBC, BNY
CSFB, Jefferies, US Bancorp, Wachovia
DBSI, BofA, Lehman, Wachovia, Bear Stearns,
ING, Scotia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CINMRK 0%, 3/15/2014
IMXCN 9.625%, 12/1/2010
DXMW 9.875%, 8/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
Joint Lead
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/29/2004
11/19/2003
8/15/2003
Total dollar amount of offering sold to QIBs
 $                                                 577,173,000
 $                                                 160,000,000
 $                                                 780,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 577,173,000
 $                                                 160,000,000
 $                                                 780,000,000
Public offering price
 $                                                           62.37
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.69%
2.00%
Rating
Caa1/B-
B3/B-
Caa1/B
Current yield
0.00%
9.63%
9.88%
Benchmark vs Spread (basis points)
591bp
543bp
427bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
285,000
 $                   177,763
0.05%
-0.60%
0.11%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
3,540,000
 $                 2,208,004
0.61%
-0.60%
0.18%
3/31/2004
Scudder High Income Trust
Chicago
345,000
 $                   215,187
0.06%
-0.60%
0.17%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
170,000
 $                   106,034
0.03%
-0.60%
0.33%
3/31/2004
Scudder Strategic Income Fund
Chicago
240,000
 $                   149,695
0.04%
-0.60%
0.64%
3/31/2004
Scudder Strategic Income Trust
Chicago
40,000
 $                     24,949
0.01%
-0.60%
0.38%
3/31/2004
SVS II High Income Portfolio
Chicago
605,000
 $                   377,357
0.10%
-0.60%
0.12%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
40,000
 $                     24,949
0.01%
-0.60%
0.38%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
395,000
 $                   246,373
0.07%
-0.60%
0.80%
3/31/2004
Total

5,660,000
 $                 3,530,312
0.98%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
29245uab3
184502an2
05461yaa4
Issuer
EMBRATEL
CLEAR CHANNEL COMMUNICATIONS
AXTEL SA
Underwriters
DBSI, Morgan Stanley
BofA, Barclays, JPM
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EMBRAT 11%, 12/15/2008
CCU 4.625%, 1/15/2008
AXTEL 11%, 12/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/9/2003
1/6/2003
12/9/2003
Total dollar amount of offering sold to QIBs
 $                                                     275,000,000
 $                                                                    -
 $                                                     175,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     500,000,000
 $                                                                    -
Total
 $                                                     275,000,000
 $                                                     500,000,000
 $                                                     175,000,000
Public offering price
 $                                                             100.75
 $                                                               99.70
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
2.25%
Rating
B2/NA
Baa3/BBB-
(P) B2/B
Current yield
10.92%
4.64%
11.00%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     255,000
 $                     256,913
0.09%
1.99%
1.31%
12/31/2003
Scudder Income Fund
Boston
 $                     105,000
 $                     105,788
0.04%
1.99%
0.87%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  3,510,000
 $                  3,536,325
1.29%
1.99%
1.21%
12/31/2003
Scudder High Income Trust
Chicago
 $                     330,000
 $                     332,475
0.12%
1.99%
1.38%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     140,000
 $                     141,050
0.05%
1.99%
1.71%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     255,000
 $                     256,913
0.09%
1.99%
1.64%
12/31/2003
Scudder Total Return Fund
Chicago
 $                       90,000
 $                       90,675
0.03%
1.99%
2.79%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     595,000
 $                     599,463
0.22%
1.99%
1.32%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,375
0.02%
1.99%
3.00%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     525,000
 $                     528,938
0.19%
1.99%
1.39%
12/31/2003
Total

 $                  5,855,000
 $                  5,898,913
2.15%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
29245uab3
184502an2
05461yaa4
Issuer
EMBRATEL
CLEAR CHANNEL COMMUNICATIONS
AXTEL SA
Underwriters
DBSI, Morgan Stanley
BofA, Barclays, JPM
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
EMBRAT 11%, 12/15/2008
CCU 4.625%, 1/15/2008
AXTEL 11%, 12/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/24/2003
1/6/2003
12/9/2003
Total dollar amount of offering sold to QIBs
 $                                                     275,000,000
 $                                                                    -
 $                                                     175,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     500,000,000
 $                                                                    -
Total
 $                                                     275,000,000
 $                                                     500,000,000
 $                                                     175,000,000
Public offering price
 $                                                               99.05
 $                                                               99.70
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.50%
0.35%
2.25%
Rating
B2/NA
Baa3/BBB-
(P) B2/B
Current yield
11.25%
4.64%
11.00%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     255,000
 $                     252,575
0.09%
3.74%
3.32%
12/31/2003
Scudder Income Fund
Boston
 $                     105,000
 $                     104,001
0.04%
3.74%
0.87%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  3,510,000
 $                  3,476,620
1.26%
3.74%
2.92%
12/31/2003
Scudder High Income Trust
Chicago
 $                     330,000
 $                     326,862
0.12%
3.74%
3.84%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     140,000
 $                     138,669
0.05%
3.74%
4.38%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     255,000
 $                     252,575
0.09%
3.74%
3.65%
12/31/2003
Scudder Total Return Fund
Chicago
 $                       90,000
 $                       89,144
0.03%
3.74%
2.67%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     595,000
 $                     589,342
0.21%
3.74%
3.18%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       49,525
0.02%
3.74%
2.90%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     525,000
 $                     520,007
0.19%
3.74%
3.62%
12/31/2003
Total

 $                  5,855,000
 $                  5,799,320
2.11%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
36155wab2
011679ad9
171871aa4
Issuer
GCI INC
ALASKA COMM SYS HLDGS
CINCINNATI BELL INC
Underwriters
DBSI, Jefferies, Blaylock, Ferris Baker, TD
Securities
CIBC, Citigroup, JP Morgan, Jefferies, Raymond
James
BofA, CSFB, Goldman, Fleet, McDonald, PNC,
RBC, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GNCMA 7.25%, 2/15/2014
ALSK 9.875%, 8/15/2011
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Blaylock
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/5/2004
8/15/2003
7/2/2003
Total dollar amount of offering sold to QIBs
 $                                                 230,000,000
 $                                                 182,000,000
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 230,000,000
 $                                                 182,000,000
 $                                                 500,000,000
Public offering price
 $                                                           98.26
 $                                                           96.69
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.25%
2.00%
Rating
B2/B+
B2/B-
B2/B-
Current yield
7.38%
10.21%
7.25%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
85,000
 $                     83,524
0.04%
-0.27%
0.89%
3/31/2004
Scudder Income Fund
Boston
75,000
 $                     73,698
0.03%
-0.27%
1.95%
3/31/2004
SVS I Bond Portfolio
Boston
15,000
 $                     14,740
0.01%
-0.27%
1.97%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,000,000
 $                   982,640
0.43%
-0.27%
0.97%
3/31/2004
Scudder High Income Trust
Chicago
95,000
 $                     93,351
0.04%
-0.27%
1.03%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
50,000
 $                     49,132
0.02%
-0.27%
2.72%
3/31/2004
Scudder Strategic Income Fund
Chicago
65,000
 $                     63,872
0.03%
-0.27%
1.31%
3/31/2004
Scudder Strategic Income Trust
Chicago
10,000
 $                       9,826
0.00%
-0.27%
2.61%
3/31/2004
Scudder Total Return Fund
Chicago
65,000
 $                     63,872
0.03%
-0.27%
0.92%
3/31/2004
SVS II High Income Portfolio
Chicago
170,000
 $                   167,049
0.07%
-0.27%
0.94%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
10,000
 $                       9,826
0.00%
-0.27%
1.66%
3/31/2004
SVS II Total Return Portfolio
Chicago
20,000
 $                     19,653
0.01%
-0.27%
0.93%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
70,000
 $                     68,785
0.03%
-0.27%
1.92%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
160,000
 $                   157,222
0.07%
-0.27%
1.00%
3/31/2004
Total

1,890,000
 $                 1,857,190
0.82%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
373298ce6
146900ab1
23331aap4
Issuer
GEORGIA-PACIFIC CORP
CASCADES INC
D.R. HORTON INC
Underwriters
Citigroup, DBSI, UBS, BofA, Goldman, JPM, Merrill
Citigroup, Scotia, BMO, BNP, CIBC, Comerica,
NBC, SoGen, TD Securities
BofA, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GP 8%, 1/15/2024
CASCN 7.25%, 2/15/2013
DHI 6.875%, 5/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/4/2003
1/31/2003
4/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     500,000,000
 $                                                     450,000,000
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                     200,000,000
Total
 $                                                     500,000,000
 $                                                     450,000,000
 $                                                     200,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
1.75%
0.83%
Rating
Ba3/BB+
Ba1/NA
Ba1/BB
Current yield
8.00%
7.25%
6.88%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     415,000
 $                     415,000
0.08%
2.00%
1.97%
12/31/2003
Scudder Income Fund
Boston
 $                     195,000
 $                     195,000
0.04%
2.00%
1.03%
12/31/2003
SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
2.00%
1.00%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  5,590,000
 $                  5,590,000
1.12%
2.00%
1.58%
12/31/2003
Scudder High Income Trust
Chicago
 $                     535,000
 $                     535,000
0.11%
2.00%
2.25%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                       95,000
 $                       95,000
0.02%
2.00%
2.97%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     405,000
 $                     405,000
0.08%
2.00%
2.52%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                     250,000
 $                     250,000
0.05%
2.00%
2.80%
12/31/2003
Scudder Total Return Fund
Chicago
 $                     170,000
 $                     170,000
0.03%
2.00%
2.07%
12/31/2003
SVS II Fixed Income Portfolio
Chicago
 $                     230,000
 $                     230,000
0.05%
2.00%
1.00%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     955,000
 $                     955,000
0.19%
2.00%
1.93%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       55,000
 $                       55,000
0.01%
2.00%
2.30%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     820,000
 $                     820,000
0.16%
2.00%
1.93%
12/31/2003
Total

 $                  9,765,000
 $                  9,765,000
1.95%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45031uab7
756109ae4
552075aa1
Issuer
ISTAR FINANCIAL INC
REALTY INCOME CORP
WILLIAM LYON HOMES
Underwriters
DBSI, BofA, Bear Stearns, Fleet, Goldman, Lehman
BofA, Citigroup, AG Edwards, Amsouth, BMO
Nesbitt, CSFB, Merrill
UBS, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SFI 6%, 12/15/2010
O 5.375%, 3/15/2013
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/5/2003
3/5/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                     350,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Total
 $                                                     350,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Public offering price
 $                                                               99.44
 $                                                               99.51
 $                                                               98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
2.75%
Rating
Ba1/BB+
Baa2/BBB
B3/B-
Current yield
6.03%
5.40%
10.91%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                       65,000
 $                       64,633
0.02%
2.58%
1.64%
12/31/2003
Scudder Income Fund
Boston
 $                     220,000
 $                     218,759
0.06%
2.58%
0.32%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  2,915,000
 $                  2,898,559
0.83%
2.58%
1.40%
12/31/2003
Scudder High Income Trust
Chicago
 $                     280,000
 $                     278,421
0.08%
2.58%
1.90%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     135,000
 $                     134,239
0.04%
2.58%
2.51%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     215,000
 $                     213,787
0.06%
2.58%
2.08%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       49,718
0.01%
2.58%
2.32%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     490,000
 $                     487,236
0.14%
2.58%
1.69%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       55,000
 $                       54,690
0.02%
2.58%
2.60%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                       50,000
 $                       49,718
0.01%
2.58%
0.56%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     435,000
 $                     432,547
0.12%
2.58%
1.66%
12/31/2003
Total

 $                  4,910,000
 $                  4,882,307
1.39%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45031uac5
756109ae4
552075aa1
Issuer
ISTAR FINANCIAL INC
REALTY INCOME CORP
WILLIAM LYON HOMES
Underwriters
DBSI, BofA, Bear Stearns, Fleet, Goldman, Lehman
BofA, Citigroup, AG Edwards, Amsouth, BMO
Nesbitt, CSFB, Merrill
UBS, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SFI 6.5%, 12/15/2013
O 5.375%, 3/15/2013
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/5/2003
3/5/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Total
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Public offering price
 $                                                               99.28
 $                                                               99.51
 $                                                               98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
2.75%
Rating
Ba1/BB+
Baa2/BBB
B3/B-
Current yield
6.55%
5.40%
10.91%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     220,000
 $                     218,405
0.15%
2.74%
1.64%
12/31/2003
Scudder Income Fund
Boston
 $                       65,000
 $                       64,529
0.04%
2.74%
0.32%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  2,915,000
 $                  2,893,866
1.93%
2.74%
1.40%
12/31/2003
Scudder High Income Trust
Chicago
 $                     280,000
 $                     277,970
0.19%
2.74%
1.90%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     135,000
 $                     134,021
0.09%
2.75%
2.51%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     215,000
 $                     213,441
0.14%
2.75%
2.08%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       49,638
0.03%
2.74%
2.32%
12/31/2003
Scudder Total Return Fund
Chicago
 $                       55,000
 $                       54,601
0.04%
2.75%
2.43%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     490,000
 $                     486,448
0.32%
2.74%
1.69%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                       50,000
 $                       49,638
0.03%
2.74%
0.56%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     435,000
 $                     431,846
0.29%
2.74%
1.66%
12/31/2003
Total

 $                  4,910,000
 $                  4,874,403
3.25%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
481086aa4
759576ac5
469865aa7
Issuer
JOSTENS HOLDING CORP
REMINGTON ARMS COMPANY
JACUZZI BRANDS INC
Underwriters
CSFB, DBSI
CSFB, Goldman, Wachovia
CSFB, Banc One, Fleet, Jeffereies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JOSEA 0%, 12/1/2013
RACIAQ 10.5%, 2/1/2011
JJZ 9.625%, 7/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/25/2003
1/17/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                     247,200,000
 $                                                     200,000,000
 $                                                     380,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     247,200,000
 $                                                     200,000,000
 $                                                     380,000,000
Public offering price
 $                                                               60.68
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
3.00%
2.50%
Rating
Caa2/B-
B2/B-
B3/B
Current yield
0.00%
10.50%
9.63%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     375,000
 $                     227,558
0.09%
3.41%
3.21%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  4,845,000
 $                  2,940,043
1.19%
3.41%
2.72%
12/31/2003
Scudder High Income Trust
Chicago
 $                     465,000
 $                     282,171
0.11%
3.41%
3.66%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     220,000
 $                     133,500
0.05%
3.41%
4.38%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     360,000
 $                     218,455
0.09%
3.41%
3.43%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       30,341
0.01%
3.41%
4.09%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     815,000
 $                     494,558
0.20%
3.41%
3.06%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     720,000
 $                     436,910
0.18%
3.41%
3.48%
12/31/2003
Total

 $                  7,850,000
 $                  4,763,536
1.93%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
501940AK6
85375CAM3
745867AP6
Issuer
LNR PROPERTY CORP
STANDARD PACIFIC CORP
PULTE HOMES INC
Underwriters
DBSI, BofA, Citigroup, Fleet
DFSB, BofA, Banc One, SunTrust
BofA, Banc One, Citigroup, ABN, Comerica, PNC,
UBS, SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LNR 7.25%, 10/15/2013
SPF 6.875%, 5/15/2011
PHM 6.375%, 5/15/2033
Is the affiliate a manager or co-manager of offering?
Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2003
5/12/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $                                                     300,000,000
 $                                                     175,000,000
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                     400,000,000
Total
 $                                                     300,000,000
 $                                                     175,000,000
 $                                                     400,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                               99.45
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.13%
0.93%
0.88%
Rating
Ba3/B+
Ba2/BB
Baa3/BBB-
Current yield
7.25%
6.88%
6.41%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     205,000
 $                     205,000
0.07%
0.30%
0.00%
10/15/2003
Scudder Income Fund
Boston
 $                       90,000
 $                       90,000
0.03%
0.32%
0.00%
10/15/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  2,845,000
 $                  2,845,000
0.95%
0.30%
0.00%
10/15/2003
Scudder High Income Trust
Chicago
 $                     275,000
 $                     275,000
0.09%
0.30%
0.00%
10/15/2003
Scudder Multi-Market Income Trust
Chicago
 $                     130,000
 $                     130,000
0.04%
0.30%
0.00%
10/15/2003
Scudder Strategic Income Fund
Chicago
 $                     210,000
 $                     210,000
0.07%
0.30%
0.00%
10/15/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.02%
0.25%
0.00%
10/15/2003
Scudder Total Return Fund
Chicago
 $                       70,000
 $                       70,000
0.02%
0.30%
0.00%
10/15/2003
SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.02%
0.30%
0.00%
10/15/2003
SVS II High Income Portfolio
Chicago
 $                     465,000
 $                     465,000
0.16%
0.30%
0.00%
10/15/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.02%
0.25%
0.00%
10/15/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                       70,000
 $                       70,000
0.02%
0.34%
0.00%
10/15/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     415,000
 $                     415,000
0.14%
0.30%
0.00%
10/15/2003
Total

 $                  4,925,000
 $                  4,925,000
1.64%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
552953ah4
780153ap7
723456aa7
Issuer
MGM MIRAGE INC
ROYAL CARIBBEAN CRUISES
PINNACLE ENTERTAINMENT
Underwriters
BofA, Citigroup, DBSI, Barclays, Bear Stearns, JP
Morgan, Morgan Stanley, Scotia, Wachovia, Wells
Fargo
Citigroup, CSFB, Golamdn Sachs, Morgan
Stanley, ABN, BNP
Bear Stearns, BofA, Lehman, SG Cowen, CIBC,
UBS
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MGG 5.875%, 2/27/2014
RCL 6.875%, 12/1/2013
PNK 8.75%, 10/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/9/2004
11/18/2003
9/19/2003
Total dollar amount of offering sold to QIBs
 $                                                 300,000,000
 $                                                                -
 $                                                 135,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 350,000,000

Total
 $                                                 300,000,000
 $                                                 350,000,000
 $                                                 135,000,000
Public offering price
 $                                                           99.07
 $                                                         100.00
 $                                                           98.37
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.75%
1.25%
2.03%
Rating
Ba1/BB+
Ba2/BB+
Caa1/CCC+
Current yield
5.93%
6.88%
8.90%
Benchmark vs Spread (basis points)
226bp
221bp
479bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
150,000
 $                   148,604
0.05%
1.25%
-0.31%
3/29/2004
Scudder Income Fund
Boston
35,000
 $                     34,674
0.01%
1.25%
-0.37%
3/29/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,700,000
 $                 1,684,173
0.57%
0.69%
-0.04%
3/31/2004
Scudder High Income Trust
Chicago
185,000
 $                   183,278
0.06%
1.25%
-0.39%
3/29/2004
Scudder Multi-Market Income Trust
Chicago
80,000
 $                     79,255
0.03%
1.25%
0.14%
3/29/2004
Scudder Strategic Income Fund
Chicago
125,000
 $                   123,836
0.04%
0.69%
0.33%
3/31/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     19,814
0.01%
0.69%
0.38%
3/31/2004
Scudder Total Return Fund
Chicago
30,000
 $                     29,721
0.01%
0.69%
-0.44%
3/31/2004
SVS II High Income Portfolio
Chicago
310,000
 $                   307,114
0.10%
0.69%
-0.12%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     19,814
0.01%
1.25%
0.21%
3/29/2004
SVS II Total Return Portfolio
Chicago
10,000
 $                       9,907
0.00%
0.69%
-0.46%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
30,000
 $                     29,721
0.01%
0.69%
-0.30%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
215,000
 $                   212,998
0.07%
0.69%
0.14%
3/31/2004
Total

2,910,000
 $                 2,882,908
0.97%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
594079ab1
73942gaa0
58984waa5
Issuer
MICHAEL FOODS
PPC ESCROW CORP
MERISANT COMPANY
Underwriters
BofA, DBSI, UBS
CSFB
CSFB, Banc One, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MICFOO 8%, 11/15/2013
CHX 9.25%, 11/15/2013
MERISA 9.5%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/6/2003
11/6/2003
6/27/2003
Total dollar amount of offering sold to QIBs
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     225,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     225,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
3.00%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
9.25%
9.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     425,000
 $                     425,000
0.28%
6.23%
4.25%
12/31/2003
Scudder Income Fund
Boston
 $                     130,000
 $                     130,000
0.09%
5.65%
1.99%
12/31/2003
SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.03%
1.84%
1.01%
11/19/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  5,680,000
 $                  5,680,000
3.79%
6.08%
3.79%
12/31/2003
Scudder High Income Trust
Chicago
 $                     540,000
 $                     540,000
0.36%
6.10%
4.82%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     260,000
 $                     260,000
0.17%
4.25%
5.73%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     420,000
 $                     420,000
0.28%
6.17%
4.93%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       60,000
 $                       60,000
0.04%
4.25%
5.38%
12/31/2003
Scudder Total Return Fund
Chicago
 $                     110,000
 $                     110,000
0.07%
4.25%
2.55%
12/31/2003
SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
6.89%
1.93%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     950,000
 $                     950,000
0.63%
6.07%
4.07%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
5.85%
2.75%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     100,000
 $                     100,000
0.07%
5.57%
2.36%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     840,000
 $                     840,000
0.56%
6.07%
4.04%
12/31/2003
Total

 $                  9,665,000
 $                  9,665,000
6.44%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
600814ah0
50154maa8
011679ad9
Issuer
MILLICOM INTL CELLULAR
KYIVSTAR GSM
ALASKA COMM SYS HLDGS
Underwriters
Morgan Stanley, Citigroup, CSFB, DBSI
Dresdner
CIBC, Citigroup, JPM, Jeffereies, Raymond James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MICC 10%, 12/1/2013
OKST 12.75%, 11/21/2005
ALSK 9.875%, 8/15/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
11/5/2002
8/15/2003
Total dollar amount of offering sold to QIBs
 $                                                     550,000,000
 $                                                     160,000,000
 $                                                     182,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     550,000,000
 $                                                     160,000,000
 $                                                     182,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                               96.69
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.00%
2.25%
Rating
(P) B3/B-
B2/B
B2/B-
Current yield
10.00%
12.75%
10.21%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     645,000
 $                     645,000
0.12%
5.50%
3.68%
12/31/2003
Scudder Income Fund
Boston
 $                     195,000
 $                     195,000
0.04%
5.50%
0.88%
12/31/2003
SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
5.50%
0.86%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  8,620,000
 $                  8,620,000
1.57%
5.50%
3.21%
12/31/2003
Scudder High Income Trust
Chicago
 $                     815,000
 $                     815,000
0.15%
5.50%
4.20%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     390,000
 $                     390,000
0.07%
5.50%
4.86%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     630,000
 $                     630,000
0.11%
5.50%
3.55%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       90,000
 $                       90,000
0.02%
5.50%
4.50%
12/31/2003
Scudder Total Return Fund
Chicago
 $                     160,000
 $                     160,000
0.03%
5.50%
3.41%
12/31/2003
SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.01%
5.50%
0.75%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                  1,450,000
 $                  1,450,000
0.26%
5.50%
3.44%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       55,000
 $                       55,000
0.01%
5.50%
3.55%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     150,000
 $                     150,000
0.03%
5.50%
1.32%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                  1,285,000
 $                  1,285,000
0.23%
5.50%
3.76%
12/31/2003
Total

 $                 14,585,000
 $                 14,585,000
2.65%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
629855AD9
297659AKO
60036NAJ0
Issuer
NALCO COMPANY
ETHYL CORPORATION
MILLENNIUM AMERICA INC
Underwriters
BofA, Citigroup, DBSI, Goldman, JPM, UBS, Banc
One, Credit Lyonnais, RBS
CSFB, SunTrust, UBS
BofA, JPM BNP, Credit Lyonnais, Daiwa, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NLC 7.75%, 11/15/2011
EY 8.875%, 5/1/2010
MCH 9.25%, 6/15/2088
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2003
4/15/2003
4/22/2003
Total dollar amount of offering sold to QIBs
 $                                                     665,000,000
 $                                                     150,000,000
 $                                                     100,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     665,000,000
 $                                                     150,000,000
 $                                                     100,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             109.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
1.50%
Rating
B2/B
B2/B
NA/BB
Current yield
7.75%
8.88%
8.49%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     415,000
 $                     415,000
0.06%
6.50%
3.47%
12/11/2003
Scudder Income Fund
Boston
 $                     130,000
 $                     130,000
0.02%
6.50%
1.27%
12/11/2003
SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.01%
6.50%
1.01%
12/11/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  5,755,000
 $                  5,755,000
0.87%
6.50%
3.32%
12/11/2003
Scudder High Income Trust
Chicago
 $                     545,000
 $                     545,000
0.08%
6.50%
4.11%
12/11/2003
Scudder Multi-Market Income Trust
Chicago
 $                     260,000
 $                     260,000
0.04%
6.50%
3.37%
12/11/2003
Scudder Strategic Income Fund
Chicago
 $                     420,000
 $                     420,000
0.06%
6.50%
2.78%
12/11/2003
Scudder Strategic Income Trust
Chicago
 $                       60,000
 $                       60,000
0.01%
6.50%
3.72%
12/11/2003
Scudder Total Return Fund
Chicago
 $                     110,000
 $                     110,000
0.02%
6.50%
1.19%
12/11/2003
SVS II High Income Portfolio
Chicago
 $                     950,000
 $                     950,000
0.14%
6.50%
3.35%
12/11/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.01%
6.50%
1.21%
12/11/2003
Montgomery Street Fund







Montgomery Street Income Securities
Montgomery Street
 $                     105,000
 $                     105,000
0.02%
6.50%
1.38%
12/11/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     840,000
 $                     840,000
0.13%
6.50%
3.65%
12/11/2003
Total

 $                  9,690,000
 $                  9,690,000
1.46%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
65332vbf9
600814ah0
65332vbd4
Issuer
NEXTEL COMMUNICATIONS
MILLICOM INTL CELLULAR
NEXTEL COMMUNICATIONS
Underwriters
CSFB, JP Morgan, Citigroup, DBSI, Scotia,
Wachovia
Morgan Stanley, Citigroup, CSFB, DBSI
Bear Stearns, Goldman Sachs, Morgan Stanley,
UBS, BofA, CSFB, JP Morgan, Lehman,
Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NXTL 5.95%, 3/15/2014
MICC 10%, 12/1/2013
NXTL 7.375%, 8/1/2015
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/16/2004
11/19/2003
7/22/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                 550,000,000
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                 500,000,000
 $                                                                -
 $                                               2,000,000,000
Total
 $                                                 500,000,000
 $                                                 550,000,000
 $                                               2,000,000,000
Public offering price
 $                                                           97.80
 $                                                         100.00
 $                                                           99.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
2.00%
1.50%
Rating
B2/BB
B3/B-
B2/BB
Current yield
6.08%
10.00%
7.39%
Benchmark vs Spread (basis points)
249bp
263bp
269bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
540,000
 $                   528,093
0.11%
1.49%
0.44%
3/31/2004
Scudder Income Fund
Boston
140,000
 $                   136,913
0.03%
1.49%
-0.22%
3/31/2004
SVS I Bond Portfolio
Boston
25,000
 $                     24,449
0.01%
1.49%
-0.14%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
6,680,000
 $                 6,532,706
1.34%
1.49%
0.51%
3/31/2004
Scudder High Income Trust
Chicago
650,000
 $                   635,668
0.13%
1.49%
0.68%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
320,000
 $                   312,944
0.06%
1.49%
0.77%
3/31/2004
Scudder Strategic Income Fund
Chicago
445,000
 $                   435,188
0.09%
1.49%
0.76%
3/31/2004
Scudder Strategic Income Trust
Chicago
80,000
 $                     78,236
0.02%
1.49%
0.68%
3/31/2004
Scudder Total Return Fund
Chicago
120,000
 $                   117,354
0.02%
1.49%
0.81%
3/31/2004
SVS II High Income Portfolio
Chicago
1,135,000
 $                 1,109,973
0.23%
1.49%
0.47%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
75,000
 $                     73,346
0.02%
1.49%
0.38%
3/31/2004
SVS II Total Return Portfolio
Chicago
40,000
 $                     39,118
0.01%
1.49%
0.79%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
120,000
 $                   117,354
0.02%
1.49%
-0.25%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
735,000
 $                   718,793
0.15%
1.49%
0.80%
3/31/2004
Total

11,105,000
 $               10,860,135
2.22%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
656557aa3
552075aa1
656844aa5
Issuer
NORTEK HOLDINGS INC
WILLIAM LYON HOMES
NORTH AMER ENERGY PARTNR
Underwriters
Bear Stearns, CSFB, DBSI, UBS
UBS, Citigroup
BNP, RBC
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NTK 0%, 5/15/2011
WLS 10.75%, 4/1/2013
NAEPI 8.75%, 12/1/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
3/12/2003
11/21/2003
Total dollar amount of offering sold to QIBs
 $                                                     515,000,000
 $                                                                    -
 $                                                     200,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     250,000,000
 $                                                                    -
Total
 $                                                     515,000,000
 $                                                     250,000,000
 $                                                     200,000,000
Public offering price
 $                                                               67.85
 $                                                               98.49
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
3.00%
Rating
Caa1/B-
B3/B-
B2/B+
Current yield
0.00%
10.91%
8.75%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                       90,000
 $                       61,064
0.01%
6.49%
3.68%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  1,251,000
 $                     848,791
0.16%
6.49%
3.21%
12/31/2003
Scudder High Income Trust
Chicago
 $                     115,000
 $                       78,026
0.02%
6.49%
4.20%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                       55,000
 $                       37,317
0.01%
6.49%
4.86%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                       90,000
 $                       61,064
0.01%
6.49%
3.55%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     205,000
 $                     139,090
0.03%
6.49%
3.44%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     180,000
 $                     122,128
0.02%
6.49%
3.76%
12/31/2003
Total

 $                  1,986,000
 $                  1,347,480
0.26%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
681936al4
743977af7
89579kac3
Issuer
OMEGA HEALTHCARE INVESTORS
PROVINCE HEALTHCARE
TRIAD HOSPITALS INC
Underwriters
BofA, DBSI, UBS
Merrill Lynch, Wachovia, Citigroup, Suntrust,
BofA
BofA, Merrill Lynch, JP Morgan, Bear Stearns,
Scotia, Goldman Sachs, Fleet, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
OHI 7%, 4/1/2014
PRV 7.5%, 6/1/2013
TRI 7%, 11/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/15/2004
5/21/2003
11/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 200,000,000
 $                                                                -
 $                                                 600,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 200,000,000
 $                                                                -
Total
 $                                                 200,000,000
 $                                                 200,000,000
 $                                                 600,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.45%
2.50%
2.00%
Rating
B2/BB-
B3/B-
B3/B
Current yield
7.00%
7.50%
7.00%
Benchmark vs Spread (basis points)
323bp
317bp
268bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
45,000
 $                     45,000
0.02%
2.38%
-0.11%
3/17/2004
Scudder Income Fund
Boston
10,000
 $                     10,000
0.01%
2.38%
0.23%
3/17/2004
Chicago Funds







Scudder High Income Fund
Chicago
575,000
 $                   575,000
0.29%
2.38%
-0.18%
3/17/2004
Scudder High Income Trust
Chicago
55,000
 $                     55,000
0.03%
2.38%
0.00%
3/17/2004
Scudder Multi-Market Income Trust
Chicago
25,000
 $                     25,000
0.01%
2.38%
0.22%
3/17/2004
Scudder Strategic Income Fund
Chicago
40,000
 $                     40,000
0.02%
2.38%
0.21%
3/17/2004
Scudder Total Return Fund
Chicago
10,000
 $                     10,000
0.01%
2.38%
0.00%
3/17/2004
SVS II High Income Portfolio
Chicago
100,000
 $                   100,000
0.05%
2.38%
1.15%
3/17/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
10,000
 $                     10,000
0.01%
2.38%
0.20%
3/17/2004
New York Funds







Scudder High Income Plus Fund
New York
65,000
 $                     65,000
0.03%
2.38%
-0.13%
3/17/2004
Total

935,000
 $                   935,000
0.47%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
701081AL5
165167BB2
843452BA0
Issuer
PARKER DRILLING CO
CHESAPEAKE ENERGY CORP
SOUTHERN NATUAL GAS
Underwriters
DBSI, Lehman, BofA
Bear Stearns, CSFB, Salomon, BNP, Credit
Lyonnais, Lehman, Morgan Stanley, TD Securities
CSFB, Salomon, ABN BofA, BNP, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.625%, 10/1/2013
CHK 7.5%, 9/15/2013
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/3/2003
2/28/2003
2/28/2003
Total dollar amount of offering sold to QIBs
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     400,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     400,000,000
Public offering price
 $                                                             100.00
 $                                                               99.10
 $                                                               98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.00%
2.50%
Rating
B2/B-
Ba3/BB-
B1/B+
Current yield
9.63%
7.57%
8.99%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     325,000
 $                     325,000
0.19%
2.50%
1.01%
10/22/2003
Scudder Income Fund
Boston
 $                     110,000
 $                     110,000
0.06%
2.50%
-0.31%
10/22/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  4,675,000
 $                  4,675,000
2.67%
2.50%
1.14%
10/22/2003
Scudder High Income Trust
Chicago
 $                     450,000
 $                     450,000
0.26%
2.50%
1.38%
10/22/2003
Scudder Multi-Market Income Trust
Chicago
 $                     215,000
 $                     215,000
0.12%
2.50%
1.08%
10/22/2003
Scudder Strategic Income Fund
Chicago
 $                     345,000
 $                     345,000
0.20%
2.50%
0.66%
10/22/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
2.50%
1.11%
10/22/2003
Scudder Total Return Fund
Chicago
 $                       90,000
 $                       90,000
0.05%
2.50%
0.00%
10/22/2003
SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
3.45%
0.08%
10/22/2003
SVS II High Income Portfolio
Chicago
 $                     710,000
 $                     710,000
0.41%
2.50%
1.01%
10/22/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
2.50%
0.00%
10/22/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                       85,000
 $                       85,000
0.05%
2.50%
0.23%
10/22/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     675,000
 $                     675,000
0.39%
2.50%
0.68%
10/22/2003
Total

 $                  7,830,000
 $                  7,830,000
4.47%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
72347caa2
58984waa5
122394ac3
Issuer
PINNACLE FOODS HOLDING
MERISANT COMPANY
BURNS PHILP CAP PTY/US
Underwriters
DBSI, JPM
CSFB, Banc One, Wachovia
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PFHC 8.25%, 12/1/2013
MERISA 9.5%, 7/15/2013
BURPHI 9.5%, 11/15/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/20/2003
6/27/2003
6/2/2003
Total dollar amount of offering sold to QIBs
 $                                                     200,000,000
 $                                                     225,000,000
 $                                                     100,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     200,000,000
 $                                                     225,000,000
 $                                                     100,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
3.00%
2.50%
Rating
B3/B
B3/B-
B2/NA
Current yield
8.25%
9.50%
9.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     440,000
 $                     440,000
0.22%
3.50%
3.55%
12/31/2003
Scudder Income Fund
Boston
 $                     130,000
 $                     130,000
0.07%
3.50%
0.64%
12/31/2003
SVS I Bond Portfolio
Boston
 $                       50,000
 $                       50,000
0.03%
3.50%
0.57%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  5,675,000
 $                  5,675,000
2.84%
3.50%
3.11%
12/31/2003
Scudder High Income Trust
Chicago
 $                     540,000
 $                     540,000
0.27%
3.50%
4.20%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     260,000
 $                     260,000
0.13%
3.50%
4.86%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     420,000
 $                     420,000
0.21%
3.50%
3.65%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       60,000
 $                       60,000
0.03%
3.50%
4.50%
12/31/2003
Scudder Total Return Fund
Chicago
 $                     105,000
 $                     105,000
0.05%
3.50%
3.78%
12/31/2003
SVS II Fixed Income Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
3.50%
0.50%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     950,000
 $                     950,000
0.48%
3.50%
3.44%
12/31/2003
SVS II Total Return Portfolio
Chicago
 $                       50,000
 $                       50,000
0.03%
3.50%
4.00%
12/31/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                     100,000
 $                     100,000
0.05%
3.50%
1.12%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     845,000
 $                     845,000
0.42%
3.50%
3.76%
12/31/2003
Total

 $                  9,675,000
 $                  9,675,000
4.84%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
729136ag6
729136ad3
085790ak9
Issuer
PLIANT CORP
PLIANT CORP
BERRY PLASTICS
Underwriters
CSFB, DBSI, JP Morgan
JP Morgan, DBSI, CSFB
Goldman Sachs, JP Morgan
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PLIANT 0%, 6/15/2009
PLIANT 11.125%, 9/1/2009
BERRY 10.75%, 7/15/2012
Is the affiliate a manager or co-manager of offering?
Joint Lead
Co-Manager
N/A
Name of underwriter or dealer from which purchased
JP Morgan
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/6/2004
5/22/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                                 306,000,000
 $                                                 250,000,000
 $                                                   85,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 306,000,000
 $                                                 250,000,000
 $                                                   85,000,000
Public offering price
 $                                                           73.63
 $                                                         100.00
 $                                                         112.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.50%
2.25%
Rating
B3/B
B3/B-
B3/B-
Current yield
0.00%
11.13%
9.60%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
145,000
 $                   106,759
0.05%
8.66%
0.88%
3/31/2004
Scudder Income Fund
Boston
110,000
 $                     80,990
0.04%
8.66%
1.64%
3/31/2004
SVS I Bond Portfolio
Boston
20,000
 $                     14,725
0.01%
8.66%
1.69%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,750,000
 $                 1,288,473
0.57%
8.66%
1.16%
3/31/2004
Scudder High Income Trust
Chicago
170,000
 $                   125,166
0.06%
8.66%
1.20%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     62,583
0.03%
8.66%
2.84%
3/31/2004
Scudder Strategic Income Fund
Chicago
115,000
 $                     84,671
0.04%
8.66%
1.10%
3/31/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     14,725
0.01%
8.66%
2.77%
3/31/2004
Scudder Total Return Fund
Chicago
95,000
 $                     69,946
0.03%
8.66%
0.09%
3/31/2004
SVS II High Income Portfolio
Chicago
300,000
 $                   220,881
0.10%
8.66%
0.94%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
20,000
 $                     14,725
0.01%
8.66%
1.23%
3/31/2004
SVS II Total Return Portfolio
Chicago
30,000
 $                     22,088
0.01%
8.66%
-0.05%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
105,000
 $                     77,308
0.03%
8.66%
1.61%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
275,000
 $                   202,474
0.09%
8.66%
1.14%
3/31/2004
Total

3,240,000
 $                 2,385,515
1.06%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
729416ad9
820280ad7
552075aa1
Issuer
PLY GEM INDUSTRIES INC
SHAW GROUP INC
WILLIAM LYON HOMES
Underwriters
DBSI, UBS, CIBC, Merrill Lynch
CSFB, UBS, BMO, BNP, US Bancorp, Credit
Lyonnais
UBS, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PLYGEM 9%, 2/15/2012
SGR 10.75%, 3/15/2010
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
UBS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
2/5/2004
3/12/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                 225,000,000
 $                                                 253,029,000
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                 250,000,000
Total
 $                                                 225,000,000
 $                                                 253,029,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                           98.80
 $                                                           98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.75%
2.75%
Rating
B3/B-
Ba2/BB-
B3/B-
Current yield
9.00%
10.88%
10.91%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
235,000
 $                   235,000
0.10%
0.50%
0.89%
3/31/2004
Scudder Income Fund
Boston
60,000
 $                     60,000
0.03%
0.50%
1.95%
3/31/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.00%
0.50%
1.97%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,800,000
 $                 2,800,000
1.24%
0.50%
0.97%
3/31/2004
Scudder High Income Trust
Chicago
275,000
 $                   275,000
0.12%
0.50%
1.03%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
135,000
 $                   135,000
0.06%
0.50%
2.72%
3/31/2004
Scudder Strategic Income Fund
Chicago
185,000
 $                   185,000
0.08%
0.50%
1.31%
3/31/2004
Scudder Strategic Income Trust
Chicago
35,000
 $                     35,000
0.02%
0.50%
2.61%
3/31/2004
Scudder Total Return Fund
Chicago
50,000
 $                     50,000
0.02%
0.50%
0.92%
3/31/2004
SVS II Fixed Income Portfolio
Chicago
10,000
 $                     10,000
0.00%
0.50%
1.96%
3/31/2004
SVS II High Income Portfolio
Chicago
485,000
 $                   485,000
0.22%
0.50%
0.94%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
30,000
 $                     30,000
0.01%
0.50%
1.66%
3/31/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
0.50%
0.93%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
50,000
 $                     50,000
0.02%
0.50%
1.92%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
445,000
 $                   445,000
0.20%
0.50%
1.00%
3/31/2004
Total

4,820,000
 $                 4,820,000
2.14%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74047pal8
165167bb2
880779ar4
Issuer
PREMCOR REFINING GROUP
CHESAPEAKE ENERGY CORP
TEREX CORP
Underwriters
CSFB, DBSI, Morgan Stanley
Bear Stearns, CSFB, Citigroup, BNP, Credit
Lyonnais, Lehman, Morgan Stanley, TD Securities
Citigroup, CSFB, ABN, Bear Stearns, Credit
Lyonnais, Dresdner
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PREMCO 7.75%, 2/1/2012
CHK 7.5%, 9/15/2013
TEX 7.375%, 1/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/5/2003
2/28/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     300,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     300,000,000
Public offering price
 $                                                             100.00
 $                                                               99.10
 $                                                               99.11
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
2.00%
0.18%
Rating
B2/B
Ba3/BB-
B3/B
Current yield
7.75%
7.57%
7.44%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     220,000
 $                     220,000
0.13%
0.89%
0.00%
11/6/2003
Scudder Income Fund
Boston
 $                       65,000
 $                       65,000
0.04%
0.66%
-0.31%
11/6/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  2,925,000
 $                  2,925,000
1.67%
0.89%
0.00%
11/6/2003
Scudder High Income Trust
Chicago
 $                     275,000
 $                     275,000
0.16%
0.90%
0.00%
11/6/2003
Scudder Multi-Market Income Trust
Chicago
 $                     135,000
 $                     135,000
0.08%
1.00%
-0.11%
11/6/2003
Scudder Strategic Income Fund
Chicago
 $                     215,000
 $                     215,000
0.12%
1.00%
-0.22%
11/6/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
1.00%
-0.16%
11/6/2003
Scudder Total Return Fund
Chicago
 $                       55,000
 $                       55,000
0.03%
1.00%
0.36%
11/6/2003
SVS II High Income Portfolio
Chicago
 $                     485,000
 $                     485,000
0.28%
0.89%
0.00%
11/6/2003
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
 $                       50,000
 $                       50,000
0.03%
0.38%
-0.26%
11/6/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     430,000
 $                     430,000
0.25%
0.90%
0.00%
11/6/2003
Total

 $                  4,905,000
 $                  4,905,000
2.80%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
749121bs7
171871aa4
011679ad9
Issuer
QWEST COMMUNICATIONS INT
CINCINNATI BELL INC
ALASKA COMM SYS HLDGS
Underwriters
JP Morgan, Morgan Stanley, UBS, BofA, DBSI
BofA, CSFB, Goldman, Fleet, PNC, RBC,
Wachovia
CIBC, Citigroup, JP Morgan, Jefferies, Raymond
James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
QUS 4.63%, 2/15/2009
CBB 7.25%, 7/15/2013
ALSK 9.875%, 8/15/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/30/2004
7/2/2003
8/15/2003
Total dollar amount of offering sold to QIBs
 $                                                 750,000,000
 $                                                 500,000,000
 $                                                 182,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 750,000,000
 $                                                 500,000,000
 $                                                 182,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           96.69
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.00%
2.25%
Rating
B3/CCC+
B2/B-
B2/B-
Current yield
4.63%
7.25%
10.21%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
475,000
 $                   475,000
0.06%
0.00%
-0.21%
2/2/2004
Chicago Funds







Scudder High Income Fund
Chicago
5,920,000
 $                 5,920,000
0.79%
0.00%
0.00%
2/2/2004
Scudder High Income Trust
Chicago
565,000
 $                   565,000
0.08%
0.00%
-0.14%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
275,000
 $                   275,000
0.04%
0.00%
1.82%
3/31/2004
Scudder Strategic Income Fund
Chicago
385,000
 $                   385,000
0.05%
0.00%
-0.21%
2/2/2004
Scudder Strategic Income Trust
Chicago
70,000
 $                     70,000
0.01%
0.00%
1.76%
3/31/2004
SVS II High Income Portfolio
Chicago
1,025,000
 $                 1,025,000
0.14%
0.00%
-0.12%
2/2/2004
SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.01%
0.00%
1.23%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
920,000
 $                   920,000
0.12%
0.00%
0.08%
3/31/2004
Total

9,700,000
 $                 9,700,000
1.29%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78402uaa1
15135eaa3
171871aa4
Issuer
SBA TELECOMM/SBA COMM
CENTENNIAL CELL/COMMUNIC
CINCINNATI BELL INC
Underwriters
Lehman, Citigroup, DBSI, Merrill, TD Securities
CSFB, BofA, JPM
BofA, CSFB, Goldman, Fleet, McDonald, PNC,
RBC, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 0%, 12/15/2011
CYCL 10.125%, 6/15/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2003
6/16/2003
7/2/2003
Total dollar amount of offering sold to QIBs
 $                                                     402,023,273
 $                                                     500,000,000
 $                                                     500,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     402,023,273
 $                                                     500,000,000
 $                                                     500,000,000
Public offering price
 $                                                               68.40
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.60%
2.00%
Rating
NA/NA
Caa1/CCC
B2/B-
Current yield
0.00%
10.13%
7.25%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     600,000
 $                     410,424
0.10%
3.06%
1.42%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  7,970,000
 $                  5,451,799
1.36%
3.06%
1.02%
12/31/2003
Scudder High Income Trust
Chicago
 $                     760,000
 $                     519,870
0.13%
3.06%
1.56%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     365,000
 $                     249,675
0.06%
3.06%
2.16%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     590,000
 $                     403,584
0.10%
3.06%
1.86%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       85,000
 $                       58,143
0.01%
3.06%
1.93%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                  1,345,000
 $                     920,034
0.23%
3.06%
1.44%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                  1,190,000
 $                     814,008
0.20%
3.06%
1.39%
12/31/2003
Total

 $                 12,905,000
 $                  8,827,537
2.20%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
ed3090278
37373maa0
31188baa2
Issuer
SGL CARBON LUXEMBOURG SA
GERDAU AMERISTEEL CORP
FASTENTECH INC
Underwriters
CSFB, Deutsche Bank London
BofA, JP Morgan, CIBC
JP Morgan, Lehamn, NatCity
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SGL 8.5%, 2/1/2012
GNACN 10.375%, 7/15/2011
FASTEN 11.5%, 5/1/2011
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/27/2004
6/23/2003
4/24/2003
Total dollar amount of offering sold to QIBs
 $                                                 270,000,000
 $                                                 405,000,000
 $                                                 175,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 270,000,000
 $                                                 405,000,000
 $                                                 175,000,000
Public offering price
 $                                                         100.00
 $                                                           98.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.34%
Rating
(P) Caa1/CCC+
B2/B
B3/B-
Current yield
8.50%
10.59%
11.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
145,000
 $                   145,000
0.05%
24.25%
-1.02%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
1,790,000
 $                 1,790,000
0.66%
24.25%
-0.67%
3/31/2004
Scudder High Income Trust
Chicago
170,000
 $                   170,000
0.06%
24.25%
-1.29%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
85,000
 $                     85,000
0.03%
24.25%
0.18%
3/31/2004
Scudder Strategic Income Fund
Chicago
115,000
 $                   115,000
0.04%
24.25%
-0.18%
3/31/2004
Scudder Strategic Income Trust
Chicago
20,000
 $                     20,000
0.01%
24.25%
0.09%
3/31/2004
SVS II High Income Portfolio
Chicago
310,000
 $                   310,000
0.11%
24.25%
-0.81%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
275,000
 $                   275,000
0.10%
24.25%
-0.26%
3/31/2004
Total

2,910,000
 $                 2,910,000
1.08%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
828709ae5
085790ak9
469865aa7
Issuer
SIMMONS CO
BERRY PLASTICS
JACUZZI BRANDS INC
Underwriters
Goldman, DBSI, UBS
Goldman, JPM
CSFB, Banc One, Fleet, Jeffereies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SIMMON 7.875%, 1/15/2014
BERRY 10.75%, 7/15/2012
JJZ 9.625%, 7/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/10/2003
11/10/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                     200,000,000
 $                                                       85,000,000
 $                                                     380,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     200,000,000
 $                                                       85,000,000
 $                                                     380,000,000
Public offering price
 $                                                             100.00
 $                                                             112.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.50%
Rating
Caa1/B-
B3/B-
B3/B
Current yield
7.88%
9.60%
9.63%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                     225,000
 $                     225,000
0.11%
0.50%
1.20%
12/31/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  3,020,000
 $                  3,020,000
1.51%
0.50%
1.02%
12/31/2003
Scudder High Income Trust
Chicago
 $                     290,000
 $                     290,000
0.15%
0.50%
1.38%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     140,000
 $                     140,000
0.07%
0.50%
1.71%
12/31/2003
Scudder Strategic Income Fund
Chicago
 $                     225,000
 $                     225,000
0.11%
0.50%
1.64%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
0.50%
1.54%
12/31/2003
SVS II High Income Portfolio
Chicago
 $                     510,000
 $                     510,000
0.26%
0.50%
1.20%
12/31/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     450,000
 $                     450,000
0.23%
0.50%
1.26%
12/31/2003
Total

 $                  4,910,000
 $                  4,910,000
2.46%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
853258ae1
594079ab1
73942gaa0
Issuer
STANDARD COMMERCIAL CORP
MICHAEL FOODS
PPC ESCROW CORP
Underwriters
DBSI, ING
BofA, DBSI, UBS
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STW 8%, 4/15/2012
MICFOO 8%, 11/15/2013
CHX 9.25%, 11/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
Joint Lead
N/A
Name of underwriter or dealer from which purchased
ING
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
3/19/2004
11/6/2003
11/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 150,000,000
 $                                                 150,000,000
 $                                                 100,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                                -
Total
 $                                                 150,000,000
 $                                                 150,000,000
 $                                                 100,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                         100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.13%
2.75%
2.25%
Rating
Ba3/BB+
B3/B-
B2/B+
Current yield
8.00%
8.00%
9.25%
Benchmark vs Spread (basis points)
460bp
510bp
370bp








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
180,000
 $                   180,000
0.12%
3.75%
0.12%
3/31/2004
Scudder Income Fund
Boston
45,000
 $                     45,000
0.03%
3.75%
0.01%
3/31/2004
SVS I Bond Portfolio
Boston
10,000
 $                     10,000
0.01%
3.75%
0.00%
3/31/2004
Chicago Funds







Scudder High Income Fund
Chicago
2,240,000
 $                 2,240,000
1.49%
3.75%
0.14%
3/31/2004
Scudder High Income Trust
Chicago
220,000
 $                   220,000
0.15%
3.75%
0.17%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
105,000
 $                   105,000
0.07%
3.75%
0.22%
3/31/2004
Scudder Strategic Income Fund
Chicago
150,000
 $                   150,000
0.10%
3.75%
0.12%
3/31/2004
Scudder Strategic Income Trust
Chicago
25,000
 $                     25,000
0.02%
3.75%
0.23%
3/31/2004
Scudder Total Return Fund
Chicago
40,000
 $                     40,000
0.03%
3.75%
1.27%
3/31/2004
SVS II High Income Portfolio
Chicago
390,000
 $                   390,000
0.26%
3.75%
0.12%
3/31/2004
SVS II Strategic Income Portfolio
Chicago
25,000
 $                     25,000
0.02%
3.75%
0.13%
3/31/2004
SVS II Total Return Portfolio
Chicago
15,000
 $                     15,000
0.01%
3.75%
1.21%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
40,000
 $                     40,000
0.03%
3.75%
-0.05%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
245,000
 $                   245,000
0.16%
3.75%
0.67%
3/31/2004
Total

3,730,000
 $                 3,730,000
2.49%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
857689aq6
723456aa7
780153an2
Issuer
STATION CASINOS
PINNACLE ENTERTAINMENT
ROYAL CARIBBEAN CRUISES
Underwriters
DBSI, BofA
Bear Stearns, BofA, Lehman, SG Cowen, CIBC,
UBS
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STN 6.5%, 2/1/2014
PNK 8.75%, 10/1/2013
RCL 8%, 5/15/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2004
9/19/2003
5/6/2003
Total dollar amount of offering sold to QIBs
 $                                                 400,000,000
 $                                                 135,000,000
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                                -
 $                                                 250,000,000
Total
 $                                                 400,000,000
 $                                                 135,000,000
 $                                                 250,000,000
Public offering price
 $                                                         100.00
 $                                                           98.37
 $                                                           99.34
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.88%
2.03%
1.38%
Rating
B1/B+
Caa1/CCC+
Ba2/BB+
Current yield
6.50%
8.90%
8.05%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
415,000
 $                   415,000
0.10%
3.22%
-0.10%
1/28/2004
Scudder Income Fund
Boston
120,000
 $                   120,000
0.03%
2.91%
-0.75%
1/28/2004
SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.01%
2.90%
-0.84%
1/28/2004
Chicago Funds







Scudder High Income Fund
Chicago
5,705,000
 $                 5,705,000
1.43%
3.22%
0.09%
1/28/2004
Scudder High Income Trust
Chicago
545,000
 $                   545,000
0.14%
3.20%
0.00%
1/28/2004
Scudder Multi-Market Income Trust
Chicago
265,000
 $                   265,000
0.07%
3.20%
-0.43%
1/28/2004
Scudder Strategic Income Fund
Chicago
345,000
 $                   345,000
0.09%
3.22%
-0.10%
1/28/2004
Scudder Strategic Income Trust
Chicago
65,000
 $                     65,000
0.02%
3.20%
-0.45%
1/28/2004
Scudder Total Return Fund
Chicago
100,000
 $                   100,000
0.03%
3.11%
-0.57%
1/28/2004
SVS II Fixed Income Portfolio
Chicago
30,000
 $                     30,000
0.01%
3.50%
-0.24%
1/23/2004
SVS II High Income Portfolio
Chicago
980,000
 $                   980,000
0.25%
3.22%
0.00%
1/28/2004
SVS II Strategic Income Portfolio
Chicago
65,000
 $                     65,000
0.02%
3.20%
-0.92%
1/28/2004
SVS II Total Return Portfolio
Chicago
35,000
 $                     35,000
0.01%
2.91%
-0.55%
1/28/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
100,000
 $                   100,000
0.03%
3.06%
-0.65%
1/28/2004
New York Funds







Scudder High Income Plus Fund
New York
875,000
 $                   875,000
0.22%
3.20%
-0.26%
1/28/2004
Total

9,670,000
 $                 9,670,000
2.42%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
563571af5
960386ae0
74962jab5
Issuer
THE MANITOWOC CO INC.
WESTINGHOUSE AIR BRAKE T
RJ TOWER CORP
Underwriters
DBSI, Lehman, ABN, BNP, BNY, CSFB
JPM, Morgan Stanley, ABN, BB&T, Morgan
Keegan, PNC, Natcity
BofA, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MTW 7.125%, 11/1/2013
WAB 6.875%, 7/31/2013
TWR 12%, 6/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/3/2003
7/23/2003
6/6/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                     150,000,000
 $                                                     258,000,000
Total dollar amount of any concurrent public offering
 $                                                     150,000,000
 $                                                                    -
 $                                                                    -
Total
 $                                                     150,000,000
 $                                                     150,000,000
 $                                                     258,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                               97.21
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.25%
2.25%
Rating
B1/B+
Ba2/BB
B1/B
Current yield
7.13%
6.88%
12.35%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder High Income Opportunity Fund
Boston
 $                       90,000
 $                       90,000
0.06%
2.02%
0.22%
11/4/2003
Scudder Income Fund
Boston
 $                       50,000
 $                       50,000
0.03%
2.02%
0.24%
11/4/2003
Chicago Funds







Scudder High Income Fund
Chicago
 $                  1,185,000
 $                  1,185,000
0.79%
2.02%
0.19%
11/4/2003
Scudder High Income Trust
Chicago
 $                     115,000
 $                     115,000
0.08%
2.02%
0.17%
11/4/2003
Scudder Multi-Market Income Trust
Chicago
 $                       55,000
 $                       55,000
0.04%
2.02%
0.23%
11/4/2003
Scudder Strategic Income Fund
Chicago
 $                       85,000
 $                       85,000
0.06%
2.02%
0.22%
11/4/2003
SVS II High Income Portfolio
Chicago
 $                     195,000
 $                     195,000
0.13%
2.02%
0.12%
11/4/2003
New York Funds







Scudder High Income Plus Fund
New York
 $                     175,000
 $                     175,000
0.12%
2.02%
0.13%
11/4/2003
Total

 $                  1,950,000
 $                  1,950,000
1.30%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
91879qag4
780153ap7
913405aa4
Issuer
VAIL RESORTS INC
ROYAL CARIBBEAN CRUISES
UNIVERSAL CITY DEVELOPMENT
Underwriters
BofA, DBSI, Bear Stearns, Lehman, Piper Jaffray,
Wells Fargo
Citigroup, CSFB, Goldman, MWD, ABN, BNP
BofA, JP Morgan, CSFB, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MTN 6.75%, 2/15/2014
RCL 6.875%, 12/1/2013
UCD 11.75%, 4/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/15/2004
11/18/2003
3/21/2003
Total dollar amount of offering sold to QIBs
 $                                                 390,000,000
 $                                                                -
 $                                                 500,000,000
Total dollar amount of any concurrent public offering
 $                                                                -
 $                                                 350,000,000
 $                                                                -
Total
 $                                                 390,000,000
 $                                                 350,000,000
 $                                                 500,000,000
Public offering price
 $                                                         100.00
 $                                                         100.00
 $                                                           98.83
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
1.25%
2.75%
Rating
B2/B
Ba2/BB+
B2/B-
Current yield
6.75%
6.88%
11.89%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
325,000
 $                   325,000
0.08%
0.10%
-1.14%
2/20/2004
Scudder Income Fund
Boston
130,000
 $                   130,000
0.03%
-0.28%
-0.13%
2/20/2004
SVS I Bond Portfolio
Boston
25,000
 $                     25,000
0.01%
-0.23%
-0.14%
2/20/2004
Chicago Funds







Scudder High Income Fund
Chicago
4,470,000
 $                 4,470,000
1.15%
0.00%
-0.40%
3/31/2004
Scudder High Income Trust
Chicago
425,000
 $                   425,000
0.11%
0.00%
-0.96%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
210,000
 $                   210,000
0.05%
0.00%
0.29%
3/31/2004
Scudder Strategic Income Fund
Chicago
270,000
 $                   270,000
0.07%
0.16%
-1.04%
2/20/2004
Scudder Strategic Income Trust
Chicago
50,000
 $                     50,000
0.01%
0.00%
0.09%
3/31/2004
Scudder Total Return Fund
Chicago
110,000
 $                   110,000
0.03%
0.00%
0.46%
3/31/2004
SVS II High Income Portfolio
Chicago
770,000
 $                   770,000
0.20%
0.27%
-1.04%
2/20/2004
SVS II Strategic Income Portfolio
Chicago
50,000
 $                     50,000
0.01%
0.00%
-0.29%
3/31/2004
SVS II Total Return Portfolio
Chicago
35,000
 $                     35,000
0.01%
0.00%
0.51%
3/31/2004
Montgomery Street Funds







Montgomery Street Income Securities
Montgomery Street
120,000
 $                   120,000
0.03%
0.00%
1.05%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
685,000
 $                   685,000
0.18%
0.00%
-0.13%
3/31/2004
Total

7,675,000
 $                 7,675,000
1.97%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
91911tae3
013716au9
013716at2
Issuer
VALE OVERSEAS LIMITED
ALCAN INC
ALCAN INC
Underwriters
Merrill Lynch, DBSI, JP Morgan, Morgan Stanley
Citigroup, Morgan Stanley, RBC, ABN, CIBC,
UBS, TD Securities, Scotia, SoGen
Citigroup, Morgan Stanley, RBC, ABN, CIBC,
UBS, TD Securities, Scotia, SoGen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
CVRD 8.25%, 1/17/2034
AL 6.125%, 12/15/2033
AL 5.2%, 1/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Merrill Lynch
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
1/9/2004
12/3/2003
12/3/2003
Total dollar amount of offering sold to QIBs
 $                                                                -
 $                                                                -
 $                                                                -
Total dollar amount of any concurrent public offering
 $                                                 500,000,000
 $                                                 750,000,000
 $                                                 500,000,000
Total
 $                                                 500,000,000
 $                                                 750,000,000
 $                                                 500,000,000
Public offering price
 $                                                           98.90
 $                                                           98.81
 $                                                           99.79
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.70%
0.88%
0.45%
Rating
Ba2
Baa1/A-
Baa1/A-
Current yield
8.34%
6.20%
5.21%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of Purchase
% of Offering
Purchased by the
Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder High Income Opportunity Fund
Boston
755,000
 $                   746,725
0.15%
-0.16%
-0.50%
3/31/2004
Scudder Income Fund
Boston
210,000
 $                   207,698
0.04%
-9.27%
0.32%
2/11/2004
SVS I Bond Portfolio
Boston
40,000
 $                     39,562
0.01%
-9.27%
0.42%
2/11/2004
Chicago Funds







Scudder High Income Fund
Chicago
10,310,000
 $               10,197,002
2.06%
-0.16%
-0.22%
3/31/2004
Scudder High Income Trust
Chicago
980,000
 $                   969,259
0.20%
-0.16%
-0.64%
3/31/2004
Scudder Multi-Market Income Trust
Chicago
475,000
 $                   469,794
0.10%
-0.16%
0.20%
3/31/2004
Scudder Strategic Income Fund
Chicago
770,000
 $                   761,561
0.15%
-8.12%
-0.52%
2/12/2004
Scudder Strategic Income Trust
Chicago
110,000
 $                   108,794
0.02%
-0.16%
0.02%
3/31/2004
Scudder Total Return Fund
Chicago
180,000
 $                   178,027
0.04%
-0.16%
1.27%
3/31/2004
SVS II High Income Portfolio
Chicago
1,810,000
 $                 1,790,162
0.36%
-0.16%
-0.35%
3/31/2004
SVS II Total Return Portfolio
Chicago
60,000
 $                     59,342
0.01%
-0.16%
1.21%
3/31/2004
New York Funds







Scudder High Income Plus Fund
New York
1,590,000
 $                 1,572,574
0.32%
-0.16%
-0.01%
3/31/2004
Total

17,290,000
 $               17,100,500
3.46%